Exhibit 10.2

EXECUTION COPY

FIRST AMENDMENT

TO REVOLVING CREDIT AGREEMENT

This FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT (this “Amendment”), is made as of May 17, 2013, by and among SB Financing Trust Owner LLC, as the borrower representative (the “Borrower Representative”), THPI Acquisition Holdings LLC, a Delaware limited liability company, as a borrower (“THPI”), Provident Residential Real Estate Fund LLC, a Delaware limited liability company, as a borrower (together with THPI and any other Borrower party hereto from time to time, the “Borrowers”), Silver Bay Operating Partnership L.P., a Delaware limited partnership, as the master property manager  (the “Master Property Manager”), Bank of America, National Association, as the agent (in such capacity, the “Agent”) on behalf of the Lenders (as defined below) and the Lenders signatory hereto.

WHEREAS, the parties hereto have entered into that certain Revolving Credit Agreement, dated as of May 10, 2013 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrowers, the Master Property Manager, the Borrower Representative, U.S. Bank National Association, as Calculation Agent and as Paying Agent, the Agent, JPMorgan Chase Bank, National Association as a Lender and each Lender party thereto from time to time (the “Lenders”); and

WHEREAS, the Borrowers, the Borrower Representative and the Master Property Manager desire to amend the Credit Agreement, as more fully set forth herein; and

WHEREAS, the Agent and Lenders are willing to agree to such amendments to the Credit Agreement, subject to the terms and conditions set forth in this Amendment.

NOW, THEREFORE, in consideration of the foregoing premises, and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.             Definitions.  Unless otherwise defined herein, capitalized terms used herein shall have the meanings assigned to them in the Credit Agreement, as amended hereby.

2.             Amendments to Credit Agreement.  Subject to the satisfaction or waiver in writing of each of the conditions set forth in Section 4 below, and in reliance on the representations, warranties, covenants and agreements contained in this Amendment, the Credit Agreement shall be amended as follows:

(a)           Section 1.1 of the Credit Agreement is hereby amended by replacing the definition of “Blocked Account Control Agreement” with the following new definition:

“Blocked Account Control Agreement:  With respect to any Property Manager Account, an agreement governed by New York law by and among the related Property Manager, the bank maintaining such Property Manager Account, the Agent and, if applicable, the Borrowers, pursuant to which the Agent obtains “control” of such Property Manager Account within the meaning of the UCC;

together with an opinion of counsel to the Borrowers that (a) such agreement, if the Borrowers are party to such agreement, has been duly authorized, executed and delivered by the Borrowers and constitutes their legal, valid, binding and enforceable agreement and (b) the Agent’s the security interest in such account is perfected.”

(b)           Section 8.1 of the Credit Agreement is hereby amended by inserting the following new clause (w) :

“(w)        Linked Accounts.  Any Property Manager Account that is at any time subject to a Blocked Account Control Agreement shall at any time have any other account, other than the Collection Account, linked to such Property Manager Account, whether by a zero balance account connection or other automated funding mechanism.”

(c)           Section 9.8 of the Credit Agreement is hereby amended by deleting the last two (2) sentences thereof and replacing them with the following:

“Any successor Agent shall succeed to the rights, powers and duties of resigning or removed Agent, and the term “Agent” shall mean such successor Agent, effective upon (and the former Agent’s rights, powers and duties as Agent shall be terminated upon) (i) the execution, acknowledgement, and delivery by such successor Agent of an instrument accepting such appointment and assuming all duties and obligations of the Agent under this Agreement and (ii) the execution, acknowledgement, and delivery by such successor Agent of instruments accepting such appointment and assuming all duties and obligations of the Agent under each other Loan Document to which the Agent is a party.  Thereupon, the resignation or removal of the former Agent shall become effective and the former Agent’s rights, powers and duties as Agent shall be terminated and such successor Agent, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties, and obligations of the former Agent under this Agreement, with like effect as if originally named as Agent.  After the retiring Agent’s resignation as Agent or the removal of the Agent as Agent, the provisions of this Article shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement.”

(d)           Section 11.3 of the Credit Agreement is hereby amended in its entirety to read as follows:

“To secure the full and prompt performance of its duties hereunder, the Master Property Manager hereby Grants to the Agent, on behalf of the Secured Parties, a continuing first priority Lien on and security interest in all of its right, title and interest, whether now owned or hereafter acquired, in, to and under (but none of its obligations under) (i) each Eligible Property Management Agreement, each Property Management Agreement and the Property Management Agreements

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Assignment, in each case only to the extent that such Eligible Property Management Agreements, such Property Management Agreements and such Property Management Agreements Assignment relate to any Property, (ii) the Property Management Agreement, dated as of May 17, 2013, between the Master Property Manager and Silver Bay Property Corp. relating to Phoenix, including the Trust Operating Account as defined therein and the security interest granted by Silver Bay Property Corp. to the Master Property Manager in such Trust Operating Account, (iii) the Property Management Agreement, dated as of May 17, 2013, between the Master Property Manager and Silver Bay Property Corp. relating to Atlanta, including the Trust Operating Account as defined therein and the security interest granted by Silver Bay Property Corp. to the Master Property Manager in such Trust Operating Account, and (iv) all proceeds thereof, and assigns to the Agent, on behalf of the Secured Parties, (I) the security interest granted by Silver Bay Property Corp. to the Master Property Manager in the Trust Operating Account as defined in the Property Management Agreement, dated as of May 17, 2013, between the Master Property Manager and Silver Bay Property Corp. relating to Phoenix, and (II) the security interest granted by Silver Bay Property Corp. to the Master Property Manager in the Trust Operating Account as defined in the Property Management Agreement, dated as of May 17, 2013, between the Master Property Manager and Silver Bay Property Corp. relating to Atlanta.”

3.             Representations, Warranties, Covenants and Acknowledgments.  To induce the Agent and the Lenders to enter into this Amendment, each Borrower, the Borrower Representative and the Master Property Manager does hereby:

(a)           represent and warrant that, after giving effect to this Amendment, (i) as of the date hereof, all of the representations and warranties contained in the Loan Documents are true and correct in all material respects on and as of the date hereof to the same extent as though made on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date; (ii) as of the date hereof, no Default or Event of Default has occurred and is continuing under the Credit Agreement or any other Loan Document; (iii) such Person has the power and is duly authorized to enter into, deliver and perform this Amendment; (iv) this Amendment is the legal, valid and binding obligation of such Person enforceable against such Person in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability; and (v) the execution, delivery and performance of this Amendment does not conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any material Contractual Obligation of any such Person; and

(b)           reaffirm each of the agreements, covenants and undertakings set forth in the Credit Agreement and each and every other Loan Document executed in connection therewith or pursuant thereto, in each case, as amended by the terms of this Amendment; and

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(c)           acknowledge and agree that, after giving effect to this Amendment, no right of offset, defense, recoupment, counterclaim, claim, causes of action or objection in favor of such Person against the Agent or any Lender exists as of the date hereof arising out of or with respect to (i) this Amendment, the Credit Agreement or any of the other Loan Documents or (ii) any other documents now or heretofore evidencing, securing or in any way relating to the foregoing; and

(d)           further acknowledge and agree that (i) except as expressly set forth herein, this Amendment is not intended, and should not be construed, as an amendment of, or any kind of waiver or consent related to, the Credit Agreement or the other Loan Documents; (ii) this Amendment shall not represent an amendment, consent or waiver related to any future actions of any Borrower, the Borrower Representative or the Master Property Manager; (iii) except as expressly set forth herein, the Agent and each Lender reserves all of their respective rights pursuant to the Credit Agreement and all other Loan Documents; and (iv) the amendments contained herein do not and shall not create (nor shall any Borrower, the Borrower Representative or the Master Property Manager rely upon the existence of or claim or assert that there exists) any obligation of the Agent or the Lenders to consider or agree to any future waiver, consent or amendment and, in the event the Agent or the Lenders subsequently agree to consider any future waivers, consents or amendments, neither the amendments contained herein nor any other conduct of the Agent or any Lender shall be of any force or effect on the Agent’s or any Lender’s consideration or decision with respect to any such requested waiver, consent or amendment and neither the Agent nor any Lender shall have any further obligation whatsoever to consider or agree to future amendment, waiver, consent or agreement, and

(e)           further acknowledge and agree that this Amendment shall be deemed a Loan Document for all purposes.

4.             Conditions to Effectiveness.  The effectiveness of this Amendment is subject to the following conditions precedent:

(a)           Delivery of Documents.  The parties hereto shall have delivered to the Agent executed counterparts of this Amendment, together with counterpart originals of an Acknowledgement and Consent substantially in the form attached hereto.

(b)           Expenses.  The Borrowers shall have paid, to the extent invoiced on or before the date hereof, to the Agent and the other Lenders all reasonable costs and expenses of the Agent and such Lenders in connection with the preparation, execution and delivery of this Amendment and all other related documents.

5.             Effect; Relationship of Parties.

(a)           Except as expressly amended hereby, the Credit Agreement and each other Loan Document shall be and remain in full force and effect as originally written, and shall constitute the legal, valid, binding and enforceable obligations of each Borrower, the Borrower Representative and the Master Property Manager to the Agent and Lenders.  On and after the date hereof, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the

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other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.

(b)           The relationship of the Agent and Lenders, on the one hand, and each Borrower, on the other hand, has been and shall continue to be, at all times, that of creditor and debtor and not as joint venturers or partners.  Nothing contained in this Amendment, any instrument, document or agreement delivered in connection herewith or in the Credit Agreement or any of the other Loan Documents shall be deemed or construed to create a fiduciary relationship between or among the parties.

6.             Miscellaneous.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.  Delivery of an executed counterpart of a signature page to this Amendment by facsimile or other electronic transmission shall be as effective as delivery of a manually executed counterpart of this Amendment.  Any party delivering an executed counterpart of this Amendment via facsimile or electronic mail shall also deliver a manually executed original to the Agent or its counsel, but the failure to do so does not affect the validity, enforceability or binding effect of this Amendment.  This Amendment shall be binding upon and inure to the benefit of the successors and permitted assigns of the parties hereto.  This Amendment and the rights and obligations of the parties hereunder shall be governed by, and construed in accordance with the laws of the State of New York without regard to conflict of laws principles (other than Sections 5-1401 and 5-1402 of the New York General Obligations Law) thereof.  This Amendment embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior oral or written negotiations, agreements and understandings of the parties with respect to the subject matter hereof.

[Remainder of Page Intentionally Blank]

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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their duly authorized officers as of the day and year first above written.

SILVER BAY OPERATING PARTNERSHIP L.P., a Delaware limited partnership, as Master Property Manager,

By:	Silver Bay Management LLC,
a Delaware limited liability company,
its general partner

	By:		Silver Bay Realty Trust Corp.,
a Maryland corporation
its sole member

		By:	/s/ Christine Battist
Christine Battist,
Chief Financial Officer

SB FINANCING TRUST OWNER LLC,
a Delaware limited liability company,
as the Borrower Representative

By:	/s/ Christine Battist
Christine Battist,
Chief Financial Officer

THPI ACQUISITION HOLDINGS LLC,
a Delaware limited liability company,
as a Borrower

By:	SB Financing Trust Owner LLC,
a Delaware limited liability company,
its Manager

	By:		/s/ Christine Battist
Christine Battist,
Chief Financial Officer

[Signatures continue]

[Signature Page to First Amendment to Revolving Credit Agreement]

PROVIDENT RESIDENTIAL
REAL ESTATE FUND LLC,
a Delaware limited liability company,
as a Borrower

By:	SB Financing Trust Owner LLC,
a Delaware limited liability company,
its Manager

	By:	/s/ Christine Battist
Christine Battist,
Chief Financial Officer

[Signatures continue]

[Signature Page to First Amendment to Revolving Credit Agreement]

BANK OF AMERICA, NATIONAL ASSOCIATION, as a Lender and Agent

By:	/s/ J. Craig Weakley
Name:	J. Craig Weakley
Title:	Managing Director

[Signatures continue]

[Signature Page to First Amendment to Revolving Credit Agreement]

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:	/s/ David Lefkowitz
Name:	David Lefkowitz
Title:	Managing Director

[Signatures continue]

[Signature Page to First Amendment to Revolving Credit Agreement]

Acknowledged:

SB FINANCING TRUST OWNER LLC,
a Delaware limited liability company,
as Guarantor

By:	/s/ Christine Battist
Christine Battist,
Chief Financial Officer

SB FINANCING TRUST,
a Delaware Statutory Trust,
as Guarantor

By:	SB Financing Trust Owner LLC,
a Delaware limited liability company,
its Administrator

	By:		/s/ Christine Battist
Christine Battist,
Chief Financial Officer

SILVER BAY OPERATING PARTNERSHIP L.P.,
a Delaware limited partnership,
as Guarantor

By:	Silver Bay Management LLC,
a Delaware limited liability company,
its general partner

	By:		Silver Bay Realty Trust Corp.,
a Maryland corporation
its sole member

		By:	/s/ Christine Battist
Christine Battist,
Chief Financial Officer

[Signatures continue]

[Signature Page to First Amendment to Revolving Credit Agreement]

SILVER BAY REALTY TRUST CORP.,
a Maryland corporation,
as Guarantor

By:	/s/ Christine Battist
Christine Battist,
Chief Financial Officer

[End of signatures]

[Signature Page to First Amendment to Revolving Credit Agreement]